SUPPLEMENT DATED JULY 29, 2008 TO THE PROSPECTUSES OF EACH OF THE
                            FOLLOWING SELIGMAN FUNDS:

                 Prospectuses, each dated February 1, 2008, for
         Seligman Core Fixed Income Fund, Inc., Seligman Municipal Fund
       Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey
       Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, and Seligman TargetHorizon ETF Portfolios, Inc.

                   Prospectuses, each dated March 3, 2008, for
       Seligman Frontier Fund, Inc. and Seligman Global Fund Series, Inc.

                    Prospectuses, each dated May 1, 2008, for
        Seligman Asset Allocation Series, Inc., Seligman Cash Management
         Fund, Inc., Seligman Capital Fund, Inc., Seligman Common Stock
         Fund, Inc., Seligman Communications and Information Fund, Inc.,
          Seligman Growth Fund, Inc., Seligman High Income Fund Series,
       Seligman Income and Growth Fund, Inc., Seligman Lasalle Real Estate
        Fund Series, Inc., Seligman Portfolios, Inc., Seligman Value Fund
                  Series, Inc, and Tri-Continental Corporation
                          (collectively, the "Funds").


On July 7, 2008, Ameriprise Financial, Inc. ("Ameriprise") announced an agreement to acquire J. & W. Seligman & Co. Incorporated (the "Manager"), the manager of each of the Funds, in a transaction that is likely to close in the fourth quarter of 2008. Under the Investment Company Act of 1940, consummation of Ameriprise's acquisition of the Manager will result in a change of control of the Manager and an assignment and automatic termination of each Fund's management agreement with the Manager, as well as the sub-advisory agreements relating to those Funds (or series of Funds) that have sub-advisers.

At a meeting on July 29, 2008, the Funds' Boards approved new advisory and administration agreements between each Fund and subsidiaries of Ameriprise, and new sub-advisory agreements for the Funds (or series of Funds) that currently have sub-advisers. The new advisory and sub-advisory agreements will be presented to the shareholders of the Funds for their approval.